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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of earliest event reported):
                      January 13, 2003 (January 11, 2003)




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


               DELAWARE                                 1-4300                               41-0747868
     (State or Other Jurisdiction                    (Commission                          (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification Number)


                              ONE POST OAK CENTRAL
                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.  OTHER EVENTS

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (Registration No. 333-32580) filed on March 15, 2000, by Apache Corporation with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Registration Statement, amended on March 29, 2000, and declared effective by the SEC on March 30, 2000, relates to the shelf registration of certain securities including Apache common stock, par value $1.25 per share, for delayed or continuous offering pursuant to Rule 415 under the Act of an aggregate initial offering price not to exceed $1,000,000,000. Reference is made to the Registration Statement for further information concerning the terms of the common stock and other securities and the offering thereof.

As described in the Preliminary Prospectus Supplement, dated January 13, 2003, to the Prospectus dated March 30, 2000, Apache expects to issue 6,200,000 shares of its common stock to Morgan Stanley & Co. Incorporated, as representative for the underwriters, for offering to the public. Apache has granted to the underwriters an option to purchase up to 930,000 additional shares of common stock to cover over-allotments, if any. The Preliminary Prospectus Supplement, dated January 13, 2003, to the Prospectus dated March 30, 2000, is listed under
Item 7 as Exhibit 99.1 and is incorporated herein by reference.

On January 11, 2003, (i) a Purchase and Sale Agreement, by and between Apache Corporation and BP Exploration & Production Inc., for the sale and purchase of BP's interests in 61 producing fields, including 113 blocks, in the Gulf of Mexico, and (ii) a Sale and Purchase Agreement, by and between Apache North Sea Limited and BP Exploration Operating Company Limited, for the purchase and sale of BP's interests in two producing fields in the North Sea, were signed. The Purchase and Sale Agreement relating to the Gulf of Mexico properties is listed under Item 7 as Exhibit 2.1 and is incorporated herein by reference. The Sale and Purchase Agreement relating to the North Sea properties is listed under Item 7 as Exhibit 2.2 and is incorporated herein by reference. Apache Corporation also signed a Deed of Guaranty and Indemnity, dated January 11, 2003, in favor of BP Exploration Operating Company Limited relating to the acquisition of the North Sea properties, which is listed under Item 7 as Exhibit 10.1 and is incorporated herein by reference.

The BP transactions have received all necessary corporate approvals by Apache and BP and are not conditioned upon financing, but are subject to customary closing conditions, regulatory approvals under the U.S. Hart-Scott-Rodino Act and, in the case of the North Sea properties, U.K. regulatory and other approvals. Both agreements will be effective as of January 1, 2003, with the purchase of the Gulf of Mexico properties scheduled to close late in the first quarter of 2003 and the purchase of the North Sea properties scheduled to close late in the second quarter of 2003. Apache expects to complete the transactions as scheduled. However, there can be no assurance that the transactions will be completed as expected until both are actually consummated.


                                       1
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The total purchase price for all of the properties being acquired is
$1,300,000,000, with $670,000,000 being allocated to the Gulf of Mexico properties and the remaining $630,000,000 being allocated to the properties in the North Sea. The actual purchase price payable upon the closing of each purchase will be reduced by the net cash flow from the properties, and increased by interest on the purchase price, from January 1, 2003, until the date of closing. The purchase price is also subject to customary closing adjustments. Owners of working interests in certain Gulf of Mexico properties have preferential purchase rights which, if exercised, would reduce the interests Apache purchases in those properties and the purchase price Apache would pay. Neither acquisition is conditioned upon consummation of the other acquisition.

Within 15 days of the closing of each transaction, Apache will file a current report under Item 2 of Form 8-K and within 60 days after such filing, if required, the financial statements and pro forma financial information under
Item 7 of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) EXHIBITS. In accordance with Rule 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.


EXHIBIT NO.         DESCRIPTION
-----------         -----------

    2.1 Purchase and Sale Agreement, dated January 11, 2003, by and between Apache Corporation, as Buyer, and BP Exploration & Production Inc., as Seller.

    2.2 Sale and Purchase Agreement, dated January 11, 2003, by and between Apache North Sea Limited, as Buyer, and BP Exploration Operating Company Limited, as Seller.

   10.1 Deed of Guaranty and Indemnity, dated January 11, 2003, made by Apache Corporation in favor of BP Exploration Operating Company Limited.

   99.1 Preliminary Prospectus Supplement, dated January 13, 2003, to Prospectus dated March 30, 2000 (relating to the Registration Statement on Form S-3, Registration No. 333-32580).

   99.2 Press Release, dated January 13, 2003, "Apache to Offer 6.2 Million Shares of Common Stock."

   99.3 Press Release, dated January 13, 2003, "Apache to Acquire BP Properties for $1.3 Billion; Legacy North Sea and Gulf of Mexico Assets."


                                       2


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ITEM 9.  REGULATION FD DISCLOSURE

Apache Corporation issued a news release on January 13, 2003, in accordance with SEC Rule 134, announcing that Apache has filed a Preliminary Prospectus Supplement dated January 13, 2003, to the Prospectus dated March 30, 2000, with the SEC relating to the proposed public offering of Apache's common stock. This news release is furnished as Exhibit 99.2 to this report.

Apache issued a second news release on January 13, 2003, announcing that Apache is to acquire certain Gulf of Mexico and North Sea properties from BP. This news release is furnished as Exhibit 99.3 to this report. This news release also announces that, on January 13, 2003, at 9:30 a.m. Central Standard Time, Apache will have a live webcast of its conference call regarding the BP transaction. The webcast may be accessed at Apache's website at www.apachecorp.com.

The information in Item 9 of this report (including the Exhibits described in Item 9 as furnished with this report) is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Apache under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in
Item 9 of this report is not intended to, and does not, constitute a determination or admission by Apache that the information in Item 9 of this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Apache or any of its affiliates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            APACHE CORPORATION


Date: January 13, 2003                      By: /s/ ERIC L. HARRY
                                                Eric L. Harry
                                                Vice President and Associate
                                                General Counsel


                                       4

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                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION
-----------         -----------

    2.1 Purchase and Sale Agreement, dated January 11, 2003, by and between Apache Corporation, as Buyer, and BP Exploration & Production Inc., as Seller.

    2.2 Sale and Purchase Agreement, dated January 11, 2003, by and between Apache North Sea Limited, as Buyer, and BP Exploration Operating Company Limited, as Seller.

   10.1 Deed of Guaranty and Indemnity, dated January 11, 2003, made by Apache Corporation in favor of BP Exploration Operating Company Limited.

   99.1 Preliminary Prospectus Supplement, dated January 13, 2003, to Prospectus dated March 30, 2000 (relating to the Registration Statement on Form S-3, Registration No. 333-32580).

   99.2 Press Release, dated January 13, 2003, "Apache to Offer 6.2 Million Shares of Common Stock."

   99.3 Press Release, dated January 13, 2003, "Apache to Acquire BP Properties for $1.3 Billion; Legacy North Sea and Gulf of Mexico Assets."